UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-1800515 (I.R.S. Employer Identification Number)

5456 McConnell Avenue, Los Angeles, CA (Address of principal executive offices)	90066 (Zip Code)

(310) 827-2737 (Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

     Item 5. Other Events and Regulation FD Disclosure
     Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

On June 30, 2003, Mercury Air Group, Inc. (the “Company”) announced it had filed a lawsuit in federal court in Los Angeles, California, against an interwoven group of predominately foreign companies, alleging that they made false and/or misleading statements in SEC filings and misused proprietary, confidential and trade secret information in an attempt to take control of the Company’s assets. The Company’s action names Acquisitor Holdings LLC (based in Bermuda), JO Hambro Capital Management Ltd. (England), JO Hambro Capital Management Group Ltd. (England), American Opportunity Trust PLC (England), Trident North Atlantic Fund (Cayman Islands), Executive Air Support Inc. (Texas) and Christopher Mills (London), who is believed to have a significant interest in all of the aforementioned entities, as well as other unnamed individuals and entities.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.	Description

99.1	Press Release dated June 30, 2003

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2003	MERCURY AIR GROUP, INC.

	By:	/s/ Robert Schlax

Robert Schlax Chief Financial Officer